Exhibit 10.20.2

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked by [***].

AMENDED AND RESTATED TASK ORDER NO. 1

This Amended and Restated Task Order No. 1 (this “Task Order”), effective as of January 1, 2010 (the “Effective Date”) is entered into between Pfizer Inc (“Pfizer”) and PDI, Inc. (“PDI”), pursuant to the Amended and Restated  Master Services Agreement, effective November 1, 2009 between Pfizer and PDI (as amended to the date hereof, the “Agreement”), is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.

In the event of a conflict between the terms of the Agreement thereto and the terms of this Task Order, the terms in this Task Order shall prevail.

A.           EXECUTIVE SUMMARY

1. Brief Description of Contract Sales Organization (CSO) Program

This represents a new Task Order that outlines evolved service level expectations, capabilities, and requirements.

PDI will support Pfizer through PDI hiring and employing CSO Representatives, Management and other requested functions to assign to perform services, for Pfizer, as requested to PDI in writing by Pfizer.  PDI’s Representatives will assist Pfizer in promoting and selling certain of Pfizer’s prescription pharmaceutical and/or over-the-counter products by performing Details on Targets (each as defined below).  PDI’s Representatives may also perform other related services as requested by Pfizer in writing and agreed to by PDI.

PDI’s Representatives on the Program will Detail the following products under this Task Order:  [***].  Pfizer may add [***] during the term of this Task Order, at which point Pfizer and PDI will mutually agree on any reasonable or necessary additional modifications to this Task Order, including, without limitation, additional expenses for training, shipment of samples and Product Promotional Materials, relief on activity and any other pertinent metrics for time out of the field for product training and additional incentives to PDI and the Representatives for achievement of metrics and/or sales goals for any products added.

As of the Effective Date, the Program will consist of [***]. During the term of this Task Order, Pfizer may add additional field sales personnel to the Program or reconfigure the existing field sales personnel upon the mutual agreement of the parties hereto.

2. Key PDI Performance Milestones – Commencing 4th Quarter 2009 (Prior to the Effective Date)
Milestone:	Timeline:
[***]	Commencing December 2009
[***]	January 2010
[***]	February 2010
[***]	February 2010
[***]	December 2009
[***]	November / December 2009

***  Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Pfizer will be responsible for payment to PDI of the following 2009 key milestone expenses that are not included in the 2009 Program Budget: [***]

3. Key PDI Performance Milestones –2010

Milestone:	Timeline:
[***]	[***]

Pfizer will be responsible for payment to PDI of the following 2010 key milestone expenses that are not included in the 2010 Budget:  [***].

Key Milestones –2011

Milestone:	Timeline:
[***]	[***]

Additional milestones for 2011 will be mutually agreed upon in writing by PDI and Pfizer on or before 4Q 2010.

4. Term; Termination Provision:

The term of this Task Order will commence on the Effective Date and will continue through December 31, 2011 unless otherwise terminated earlier as set forth herein.  As contemplated in, and without otherwise limiting, Section 8.2(c) of the Master Services Agreement, Pfizer may terminate this Task Order at any time, in whole or in part, upon [***] written notice thereof to PDI.

B.           PROGRAM TEAMS:

Pfizer Contact Person:	Tom Forte, Senior Director, US Established Brands
235 East 42nd Street
New York, NY 10017
212/733-3631
tom.forte@pfizer.com

PDI Contact Person:	Heidi Minick, National Sales Director
PDI, Inc.
1 Route 17 South
Saddle River, New Jersey 07458
703-794-1055
hminick@pdi-inc.com

Routine correspondence and communications relevant to the operation of the Program should be sent to the applicable above-named contact persons.  PDI Contact Person will (i) function as single point of contact for PDI for all substantive communications, (ii) coordinate execution of the Program, (iii) and, as requested by Pfizer, attend Program coordination meetings with PDI’s Representatives.

C.         DEFINITIONS

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

  The following terms when used in this Task Order shall, except where the context otherwise requires, have the following meanings:

1.	“Call” shall mean an interactive in-person visit to a Target by a Representative during which one or more Products are detailed.

2.
“Designated Physician” shall mean one of the [***] designated by Pfizer and agreed to by PDI during the term of this Task Order.  [***] of the Details performed hereunder will be to a Designated Physician.

3.
“Detail” shall mean an interactive, face-to-face visit by a Representative with a Designated Physician (or, in the limited cases described above, his or her Legally Empowered Designee (as defined herein)), during which the following may be discussed: FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Products are described by the Representative in a fair and balanced manner consistent with the requirements of the Federal Food, Drug and Cosmetic Act, as amended, and using, as necessary or desirable, the Product Labeling or the Product Promotional Materials.  “Product Detail” means Detail of a Product between a Target and a Representative.  When used as a verb, “Detail” or “Detailing” shall mean to engage in a Detail as defined in this Section 1(b).

4.
“District Sales Managers” shall mean any individuals assigned by PDI to generally oversee the Representatives’ activity and interact with Pfizer designated personnel to assist in implementing the Program under the direction and supervision of PDI.

5.
“Legally Empowered Designee” means (i) a physician affiliated with a Designated Physician; or (ii) a nurse practitioner or physician’s assistant practicing under the supervision and control of a Designated Physician with legal authority to write pharmaceutical prescriptions.

6.	“Managers” means the District Sales Managers, the Regional Sales Managers, the Training Manager and the National Sales Director.

7.
“National Sales Director” means the PDI employee responsible for overall operational management of the program including all field and related personnel and interacts with Pfizer designated lead to assist in implementing and managing the Program.

8.	“PDMA” means the Prescription Drug Marketing Act of 1987, as amended, and the regulations promulgated hereunder from time to time.

9.
“Product Labeling” means all labels and other written, printed, or graphic matter upon (i) any container or wrapper utilized with a Product, or (ii) any written material accompanying a Product, including, without limitation, Products package inserts, all of which shall be provided by Pfizer.

10.
“Product Promotional Materials” means all Pfizer provided written, printed or graphic material, including Product Labeling, intended for use by a Representative during a Detail, including visual aids, file cards, premium items, clinical studies, reprints, drug information updates and any other promotional support items that Pfizer deems necessary to conduct the Program.  Product Promotional Materials shall include FDA approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Products.

11.	“Program” means the program of Detailing to be conducted by the Representatives under the direction and supervision of PDI during the term of this Task Order.

12.
“Regional Sales Managers” shall mean any individuals assigned by PDI to generally oversee the District Sales Managers’ activity and interact with Pfizer designated personnel to assist in implementing the Program.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

13.
“Representative” means an individual assigned by PDI to conduct Details of the Products, who may be a full-time or part-time employees of and is compensated by PDI, and whose activities in connection with the Program and Details shall be under the supervision and direction of PDI.

14.	“Target” means a Designated Physician or a Legally Empowered Designee.

15.
“Training Manager” means any individual assigned by PDI to generally oversee the Representatives’ activity with respect to training matters, subject to the training program requirements and logistics described below in this Task Order.

D.	ASSESSMENT PHASE

1.	Personnel

The following PDI personnel will be designated to operate and manage the program during the “Assessment Phase”, which consists of the talent review, appropriate performance management, recruiting, hiring and ongoing management of Program personnel.

PDI Resource / Staff Title	Role / Responsibility / Key Activities	% Time Allocated to Program
[***]	[***]	[***]

2.	Recruitment

PDI will recruit and/or assign Representatives and Managers for Field Force territory vacancies.  Upon Pfizer’s written request, PDI will also recruit, and/or assign Representatives and Managers for new Program positions and Program scope changes, whose activities shall be to Detail the Products requested by Pfizer or to manage the Representatives who do so, respectively, in the approved territories, or other related services as requested by Pfizer and agreed to by PDI.  PDI may begin sourcing for targeted geographies when requested in writing by Pfizer.

Upon written notification to PDI from Pfizer of any additional open geographic territories for which Pfizer would like PDI to assign a Representative, PDI will begin sourcing and screening candidates immediately thereafter.   Pfizer and PDI agree to develop a rolling calendar to support post launch training needs to support PDI’s new assign representatives. Additional training may be required to support business needs on an ongoing basis.

Pfizer may scale up or down the Program or re-align of the PDI Field Force with prior notice in writing as outlined within this Task Order; provided that any reduction in the number of territories in the Program [***] or any other change in the Program that would result in a decrease to the compensation payable to PDI hereunder [***] is subject to the mutual written agreement of the parties hereto.

National Sales Director, Regional Sales Manager, District Sales Manager, Training Manager and Representatives
During the term of this Agreement, PDI will be responsible for recruiting and hiring new candidates, through a comprehensive recruiting and interviewing process, for any vacant field force positions or as otherwise requested by Pfizer.

The “Field Force” will consist [***].

PDI shall not assign any Representatives or Managers for the Program who are known by PDI to have been previously employed with Pfizer, without Pfizer’s prior approval.  All such candidates for

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Representatives and Managers positions on the Program will be submitted to Pfizer prior to an assignment to provide services to Pfizer, so that Pfizer can validate that they are eligible to provide services to Pfizer (which eligibility may be impacted by the individual having previously been employed by and received severance from Pfizer), and Pfizer will provide confirmation that such candidates may be assigned to the Program to PDI within 5 business days. In addition, PDI will not assign any individual currently employed by PDI on another sales program to the Pfizer program as a Representative or Manager prior to reviewing with Pfizer such individual’s performance and capabilities.

3. PDI’s Talent Acquisition Recruitment Process

For any openings the recruiting process will start with the drafting and placement of ads by PDI to begin sourcing of candidates.  Pfizer will not be named or alluded to in any ads. The related hiring profiles and job descriptions are as provided in Exhibit C. These hiring profiles and job descriptions may be altered with notice by Pfizer as agreed to by PDI. Sourcing activities will include use of PDI’s candidate database, artificial intelligence tools, advanced internet recruiting strategies, referrals, networking, and diversity recruiting.  PDI will track the progress of all candidates via its applicant tracking database, and will provide regular recruiting progress reports (Pfizer to approve formats) to Pfizer as follows: [***].

Sourcing, screening and interviewing of candidates shall be done by PDI in accordance with PDI’s standard process and shall include, but may not be limited to, the following: [***].

Unless otherwise agreed to in writing, offers will be extended to candidates contingent upon successful completion of background investigation consistent with Pfizer guidelines: validation of work and education history as well as completion of drug screen designed to detect the presence of illegal drugs.  In addition, PDI must ensure that for the duration of this Program, an appropriate drug screening process is in place. Pfizer will determine if Pfizer may be named, referred to or alluded to during the interview process.

E.           ON-GOING PROGRAM MANAGEMENT / STEADY STATE

1.	Operating Model:

Pfizer program lead will serve as the point of contact for providing strategic direction to PDI’s program lead regarding brand strategies as well as strategic approaches to core organizational operations and execution that will directly impact promoted product performance.  This may include Pfizer Program Lead and National Sales Director working jointly in these areas.

Examples include, but are not limited to, Pfizer Program Lead and the National Sales Director developing and implementing the following: [***].

Although Pfizer will not be involved in supervision or management of PDI personnel, PDI will review such processes with Pfizer’s program lead to identify opportunities for process improvement that can drive better field performance. Examples include procedures for recruiting/hiring, on-boarding, and performance management.  PDI will also develop and implement procedures and/or performance metrics to track the performance of the PDI field force.  Performance metrics will include those relating to a variety of factors, [***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

PDI’s Human Resources department will maintain a comprehensive performance management process for the Field Force during the term of this Task Order which may include, among other things: [***].

2.	Personnel

The PDI personnel designated to operate and manage the Program during the “Operational Phase” are set forth in the Program organizational chart attached hereto as Exhibit D.

3.      Detailing Services

PDI will assist Pfizer in promoting and selling their over-the-counter and/or prescription pharmaceutical products by Representatives performing Product Details to the Targets as set forth herein.

During the period January 1, 2010 through December 31, 2010, PDI will use commercially reasonable efforts to ensure the Representatives make the following number of Product Details during the sales calls to Targets: [***].

PDI and Pfizer will mutually agree in writing [***] on the number of Product Details for the period January 1, 2011 through December 31, 2011.

During any period that PDI is performing Product Details for [***] under this Program, PDI shall use commercially reasonable efforts to perform [***] of the targeted Details for this Product to Targets as indicated by Pfizer.

4.	Product Sampling Services

PDI shall provide Product sampling services and related sample management as requested by Pfizer and provide such services consistent with applicable Pfizer policies and procedures regarding sample distribution and administration provided to PDI in writing.  Each Representative shall store and distribute Product samples in accordance with the PDMA (if applicable) and any requirements specific to the Product(s) that are made known to PDI in writing.  The Representatives will utilize PDI’s tools for sample signature capture, administration and compliance.  PDI will perform sample inventory reconciliation on a quarterly basis and report any significant losses to Pfizer within the FDA-required time frame.  PDI shall comply with all applicable requirements of the PDMA and maintain written procedures for compliance with the PDMA and cause all Representatives to comply with all applicable requirements of the PDMA.  Pfizer shall be permitted to review PDI's procedures for the administration and distribution of samples and sample activity forms to ensure compliance with the PDMA.  PDI shall notify Pfizer promptly upon learning that any sample shipped by Pfizer to PDI has been lost or has not been received as scheduled or has otherwise not been handled in accordance with the PDMA.  PDI will provide sample inventory reports to Pfizer on a mutually agreed upon schedule.  PDI will maintain controls to monitor the compliance of the Field Force with the requirements of the PDMA and other applicable laws with respect to samples, including random practitioner signature verification and audits.  PDI will notify Pfizer of any violations thereof and will be responsible for reporting any FDA violations directly to the FDA with a copy to be provided simultaneously to Pfizer.

5.	Business Development Funds

Pfizer may provide PDI with business development funds for use by the Representatives for promotional discussions during breakfast or lunches.  PDI will be responsible for training and monitoring compliance with applicable laws in connection with the Representatives’ utilization of

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

these funds, including quarterly random audits of business development expenses.  PDI will provide Pfizer with any information reasonably requested by Pfizer with respect to business development funds so that Pfizer can comply with any state spend reporting requirements; this includes a monthly feed of data at the provider level that captures individuals (names, titles) of all funds utilized.  Exact specifications of data exchange will be outlined by Pfizer.

6.	Tele-Services and Related Sampling Services

PDI shall provide any Pfizer requested multi-channel services, including but not limited to tele-services, non-personal promotion and related sampling services, pursuant to a separate task order as may be agreed to by Pfizer and PDI.

7.	Product Promotional Materials

As requested by Pfizer and in connection with the Detailing of the Products, the Representatives shall use Product Promotional Materials and may offer such materials to Targets during Details.  The Representatives will not use any other promotional materials in connection with the Detailing other than the Product Promotional Materials provided by Pfizer and will not make any changes or additions to any of these materials provided by Pfizer.

8.	Personnel Management

As the employer of the Representatives and Managers, PDI shall have responsibility for their direction and control under the supervision of the National Sales Director, and with respect to the Representatives, the Regional Sales Managers and District Sales Managers.  To that extent, PDI will be responsible for administering compensation, benefits, expense management incorporating Pfizer expense guidelines that are communicated to PDI, and the employee performance management process.  PDI employees working on this program will be notified of such and sign an agreement acknowledging that PDI is their employer.

Please refer to sections 2.5 and 2.6 of the Agreement for “Personnel Management” terms and conditions, which are applicable to this Task Order.

9.	Reporting Requirements

•
PDI will provide reports to Pfizer which will include Detail activity and expense data on an ongoing basis for use in managing the Program.  PDI shall incorporate feedback from Pfizer in the design and frequency of standard reports to aid Pfizer in the monitoring of the Program.  [***].

In addition, PDI will provide additional reports that may be reasonably requested by Pfizer on an ad-hoc basis, at Pfizer’s expense, which may include one or more of the following reports: [***].

10.	Field Force Incentive Compensation

Pfizer and PDI will work together to establish an incentive compensation program for the Representatives and Managers that is reasonably designed to ensure both PDI, Inc. and the field sales personnel remain compliant with all applicable laws and regulations, and are incentivized to achieve or exceed desired product performance, and PDI will administer the incentive compensation program for PDI’s personnel

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

using sales data provided by Pfizer.  Within a reasonable time of the Program Start Date, Pfizer and PDI agree to compile performance metrics to track the performance of the Field Force.  [***].  Pfizer will determine and inform PDI, by product as measured by IMS data, if either exclusion or Rx volume factoring should occur at the provider level based on the providers’ specialty.  If so such Rx volume will not count towards sales performance for the designated targets.

11.	[***]

[***].

12.	Service Deficiencies (including but not limited to Skills/Technical Knowledge)

If Pfizer reasonably believes that the services provided by any Field Force personnel are unsatisfactory for any reason (including without limitation a failure to pass training and testing requirements), Pfizer shall notify PDI in writing and PDI shall address the performance of such person in accordance with PDI policies.  If Pfizer reasonably believes that the performance skills have not or cannot be addressed, after the appropriate performance management efforts have been implemented, Pfizer can request that such person be removed from performing services under the Program.  [***].

13.	Turnover of PDI Personnel

Turnover of PDI personnel assigned hereunder shall be managed by PDI.  Turnover of the PDI personnel shall be minimized by PDI.  [***].

For long-term vacancies, PDI will use commercially reasonable efforts to cover such vacancies through personal promotion via PDI’s vacancy management services at PDI’s expense.

14. Hiring of PDI Personnel by Pfizer

Pfizer may hire PDI’s Representatives or Managers, if mutually approved by Pfizer’s Established Products group and PDI and [***] written notice, by paying to PDI a fee in accordance with the following schedule:

First Day of Employment With Pfizer	Fee Owed to PDI
[***]	[***]

15. Pfizer Responsibilities and Obligations

a)	Territories

A list of the current geographic territories for the program as of the Effective Date is attached hereto as Exhibit E.  Pfizer shall verify the accuracy of the Designated Physician list that is provided to PDI for such geographic territories, including the addresses set forth therein.  Pfizer will notify PDI in writing of any change to the list of territories, including the addition of new territories for which PDI should assign a Representative.  Pfizer will periodically validate the Designated Physician list database, with PDI’s reasonable assistance, and update the Designated Physician list to maintain the population of Designated Physicians within [***] of the number of Designated Physicians as of the Effective Date.

b)	Training

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Pfizer will support the training of the new Managers and Representatives with regards to the Products and selling platforms, as described below.  [***]. In addition, Pfizer will provide Pfizer-required Compliance training.  [***].

Þ	Training Plan: Live training to be conducted by Pfizer as part of the initial training at the Arrowwood facility in Rye Brook, NY:

•      Products, Pfizer Selling Model, and Managed Care platforms
•      Validation for successfully completed training
a)
Field Force must achieve a pass rate of [***] on all Product tests.  Each Representative will be provided 2 attempts to pass the training tests.  If the Representative is unable to successfully pass the tests, then PDI will replace the Representative

b)
Field Force must role-play (referred to as “real-play” by Pfizer) at the conclusion of Arrowwood live training and be evaluated by designated PDI or Pfizer evaluators using a role-play certification form.  The Representatives will have three opportunities to pass the role-play certification.  If a Representative is unable to successfully pass the role-play certification after three attempts, then PDI will replace the Representative.

In addition Pfizer will provide materials for Pfizer-required compliance training.
PDI is responsible for training pertaining to the following:

•
On-boarding:  The Training Manager incorporates the following PDI training into the Pfizer Home Study training schedule:  Required PDI compliance, PDI representative job standards, Total Office Selling, Conducting Retail Pharmacy Calls, Pfizer Sales Force Automation, Territory Report Analysis and Management and Managed Markets training.

•
Pfizer Home Study Training Support:  The PDI Training Manager will coordinate the Home Study Training Schedule kicking off the training schedule with a conference call.  On a weekly basis the Training Manager will conduct weekly material review and check-ins.  The PDI Training Manager is available to new hires during home study for questions and help.

•
PDI Representation at Pfizer Live Training:  The PDI Training Manager serves as the contact and support for PDI related content and employee questions and will be present at all training provided by Pfizer to PDI personnel at Arrowwood as set forth above Additionally, the PDI Training Manager will deliver Territory Analysis and Management content training and can serve as one of the role-play evaluators for the role-play certification.

Þ           Ongoing Training Plan:

PDI will be responsible for certain ongoing training activities, including the following:

Post Pfizer Live Training:

[***]

•	Compliance: The PDI Training Manager will coordinate the required PDI Compliance Training including PDMA training.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

•      Training Logistics:  PDI will be responsible for scheduling, coordinating, tracking and maintaining records regarding the training of its employees assigned to the Program.

•
Management Development:  Since PDI hires Managers with varying degrees of management experience as well as past leadership development, PDI RMs will customize each manager’s development in conjunction with the Training Manager.  The Training Manager will coordinate and support managers’ development across the plans providing training, resources and coordinating development activities.

Coaching: PDI Managers will complete electronic Field Coaching Form during field coaching sessions.  PDI District Sales Managers are expected to spend [***] of available time in the field coaching their representatives.  PDI Regional Sales Managers are expected to spend [***] of available time in the field coaching and developing primarily District Sales Manager and secondarily Representatives.

•
Quarterly Knowledge Assessments: PDI Representatives and Managers will be required to pass quarterly disease state/product knowledge assessments.  They will have 2 attempts and must achieve an [***] score to pass.

•
Field Gap Training:  PDI Training Manager will work closely with PDI RM and DM team and the with PDI Manager and Representative Advisory Board to identify product and skill areas of improvement as surfaced through business results, third party data and coach plan feedback.   Appropriate training and information remediation materials will be developed, distributed or reviewed in a variety of formats and medium:  Cd-rom, backgrounders, conference calls, training recap tools.

A grid outlining the respective training obligations of Pfizer and PDI hereunder is attached as Exhibit G hereto.

c)	Product Samples

At Pfizer’s option and expense, Pfizer shall provide samples of the Products to the Representatives.   Pfizer shall ship samples to PDI’s designated warehouse and will determine the quantity and types of samples to be provided to PDI and the method of distribution of the samples to Targets.  The shipment, fulfillment and storage of samples shall be at Pfizer’s expense.  The cost of monthly storage lockers for each Representative are included within the Program Budget as a pass-through expense and will be reconciled.  Pfizer will provide PDI with Pfizer’s sample accountability requirements, product description, product codes and product packing specifications.

d)	Product Promotional Materials

Pfizer shall provide to PDI with respect to this Program, at Pfizer's expense, Product Promotional Materials in sufficient quantities to enable the Representatives to Detail the Products.  The shipment, fulfillment and storage of all Product Promotional Materials shall be at Pfizer's expense.  PDI and the Field Force shall be prohibited from creating its own promotional materials or from altering any Product Promotional Materials provided by Pfizer.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

e)         Reports

Pfizer will provide PDI with monthly sales data for the Products on a national, physician level basis within 45 calendar days after the end of the applicable month during each month of the term.  In addition, to the extent that Pfizer receives weekly sales data for the Products at some point during the term, Pfizer will provide a copy of such weekly sales data to PDI within 3 business days of Pfizer’s receipt of such data.

f)	Other Pfizer Obligations

Pfizer will provide PDI with response guidelines for adverse event reporting, physician questions and/or requests for additional information or materials (i.e. drug information, 800#, promotions).  Pfizer will respond timely to all adverse event reporting, physician questions and/or requests for additional information or materials.  Likewise, PDI will contact the appropriate Pfizer department with regard to adverse events, healthcare provider questions and requests for additional information or materials.

Pfizer will be exclusively responsible for accepting and filling purchase orders, billing and returns with respect to the Products.  If PDI or the Representatives receive orders for the Products, they shall transmit such orders to Pfizer for acceptance or rejection, which acceptance or rejection shall be at Pfizer’s sole discretion.

Pfizer covenants, represents and warrants that (i) the use and sale of the Products in the Territory does not and will not during the Term infringe any valid claims of a third party’s intellectual property rights and (ii) the Products are currently and will be during the Term manufactured, packaged, stored, and shipped in compliance with all applicable laws, including any applicable current good manufacturing practices.

F.	ADDITIONAL TERMS

1.	Service Level Agreement

PDI is accountable for the following metrics:

o	PDI will fill any subsequent open territories within [***].

o
Should a Representative assigned by PDI not pass Initial Training or if the Representative should leave [***] of employment, PDI will replace that Representative at no additional recruiting cost to Pfizer.

o	Representatives will adhere to (and certify to such adherence if requested by Pfizer) all Pfizer compliance programs for which Pfizer and/or PDI provides training to such Representatives.

o
PDI will notify Pfizer of any non-compliance issues relating to PDI’s obligations under the Addendum to the Agreement regarding compliance with Pfizer’s Corporate Integrity Agreement within two (2) business days of becoming aware of them.  If such PDI non-compliance issues are not reported within the 2 business day timeframe, PDI will be subject to a penalty equal to [***] within the quarter in which the violation occurred.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

In addition, Pfizer may request other metrics to be provided by PDI upon the mutual agreement of the parties hereto.

2.	Data Protection and Privacy

PDI shall comply with the applicable data protection and privacy requirements required in the delivery of services for this Program, as may be agreed to by Pfizer and PDI in writing, or as otherwise required by applicable law.

3.	Computers, Equipment and Support:

PDI shall maintain records of all completed Details and utilization of Representatives’ expenses via PDI’s equipment and software.

On or before the Effective Date, PDI will provide the Representatives with tablet computers at Pfizer’s expense.  PDI owns hardware and software and bills Pfizer as pass through. This includes standard field software, including Microsoft Windows/Office and a sales force automation tool that allows for all prescriber universe management; including call activity and sampling capture.  These tools will contain all the information needed for physician call planning (Rx, targeting, segmentation, payer, etc data; provided that all such Rx, targeting, segmentation, payer and other related data will be provided to PDI by Pfizer).  PDI will coordinate with Pfizer to ensure that all hardware and software is compatible with Pfizer [***] as soon as practicable, and provide field sales colleagues a color printer.  Pfizer will supply PDI the necessary software requirements, hardware requirements and data format requirements for PDI to support [***].  Pfizer will reimburse PDI for any costs incurred by PDI for software needed for [***].  Pfizer will also be responsible for training costs relating to SFA and tablet training during the December 2009 POA or at any other time and place agreed by the parties hereto.

Any new equipment to be utilized for this Program after the Effective Date will be ordered new under a two year lease agreement unless otherwise agreed by the parties hereto, and will be maintained as a separate pool [***] of equipment for the use of the Representatives and Managers only during the services hereunder.  Equipment shall meet reasonable specifications provided for by Pfizer.  The target date of full operations is January 1, 2010 unless otherwise decided by Pfizer; also new Representatives assigned to the program will be added within 10 days after successful completion of training.

4. Help Desk

The Field Force will be supported by a pharmaceutical industry knowledgeable help desk that is open from 8:00am to 11:59pm EST Monday – Friday, 6 pm – 10 pm EST on Sunday with voicemail and email utilized for after hours/holiday/weather emergency days.

5.	Automobile Requirement:

PDI will provide a vehicle to all full-time Representatives, District Manager and Regional Manager and mileage reimbursement to all part-time Representatives.  PDI Representatives must have and maintain a reliable vehicle that is appropriate for the performance of their assignments. For example, Representatives required to transport drug samples or promotion material must have a vehicle of an appropriate size to do so. National Sales Director, RMs and/or DMs required to transport customers must have a vehicle of an appropriate size and configuration to do so (i.e. a four door sedan or

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

equivalent). Convertibles, two-seater sports cars, soft-sided jeeps and pick-up trucks are not considered appropriate.

All PDI Representatives required to transport drug samples, promotional material or other company or customer property must have a vehicle with a lockable trunk or other secure (locked), waterproof, out of sight area/container. The vehicle exterior should be maintained without significant scratches, dents, visible rust, cracked windows, cracked/broken lights (including directional lights) or bald tires.  The vehicle interior should be maintained with no torn fabric/leather and be neat in appearance.

6.	Vehicle Insurance Requirement:
PDI must (1) ensure that all Representatives have an automobile that is available for business purposes, and (2) carry automobile liability insurance coverage for the Field Force throughout the duration of this Task Order and will provide a certificate of such insurance to Pfizer upon Pfizer’s written request and (3) ensure that the Representatives maintain a valid driver’s license throughout the duration of their assignment on the Program. PDI will conduct a confirmation of valid driver’s license on an annual basis, the cost of which shall be billed to Pfizer as an unbudgeted pass-through expense.  Failure of a Representative to provide annual notification of a valid driver’s license will subject PDI to the removal of that Representative(s) from Pfizer contract and PDI will be responsible for all expenses associated with replacement of personnel.

7.	Violations of Pfizer’s Code of Conduct know as the Summary of Pfizer’s Policies on Business Conduct (Blue Book)

If any PDI Personnel is alleged to have violated, and/or is in violation of Pfizer’s Blue Book, PDI will promptly investigate the matter and share its findings with Pfizer.  Pfizer reserves the right, based upon the findings in the investigation, to request the immediate removal of the individual from performing services under the Program.

8.	Violations or Alleged Violations of Pfizer Compliance Policies and Corporate Integrity Agreement

As referenced in Section 12 of the Compliance with Corporate Integrity Agreement and Related Obligations Addendum, and notwithstanding anything herein or in the Agreement to the contrary, Pfizer may deny and/or exclude immediately without prior approval of PDI, any PDI employee from performing services under this Task Order due to violation or suspected violation of compliance policies or the Corporate Integrity Agreement by providing written notice to PDI.

PDI must report any and all suspected or actual Pfizer Code of Conduct, Compliance, or Corporate Integrity violations immediately to Pfizer’s program lead in writing.

9.	Violations of PDI Policies

If any PDI Personnel is in violation of any PDI policy and such violation merits immediate termination under such policy (including without limitation, an unsuccessful background clearance or drug screen failure), PDI shall immediately remove this person from assignment with Pfizer.  A copy of PDI’s drug screening policy is attached as Exhibit F.

F.	FEES AND REIMBURSABLE EXPENSES

1.	Total Program Cost Summary

Set forth below are annualized costs (including estimated budgeted pass-through expenses) for each Representative and Manager on the Program during the term of this Task Order: [***].

Attached as Exhibit A is an annual cost breakdown per full and part-time Representative, District Sales Manager, Regional Sales Manager, Training Manager and National Sales Director.

Attached as Exhibit B is a detailed budget for the Program (the “Program Budget”).

The pass-through expenses that are estimated within the current Program Budget include business development funds (“Rep Access Funds”), costs associated with samples (including individual Representative storage) and backfill training expenses.

Pfizer shall also be responsible for payment of the following expenses that are not included in the Program Budget in Exhibit B (or in the annualized cost breakdown set forth above and in Exhibit A) and will be billed separately by PDI to Pfizer at actual cost: expenses associated with Training, POA Meetings, District or National Sales Meetings, any costs associated with the shipping, handling, fulfillment and storage of Product Promotional Materials, expenses relating to the purchase by PDI of tablet computers for the Representatives, costs for mutually agreed upon ad-hoc reports provided to Pfizer by PDI as well as any other expenses incurred or reimbursed by PDI that are not provided for in the budget which are agreed to by Pfizer in writing.

R&H expense to be paid by Pfizer to PDI for adding new positions:  [***]

2.	Payment

Based on the Program Budget for the Program that covers [***], Pfizer shall pay to PDI a fee for Detailing the Products during the term in the amounts set forth in the payment schedule below:

Invoice Date	Payment Due

[***]	[***]

[***]

The Payment Schedule set forth above does not include (i) the [***] amounts included in the Program Budget or any [***] amounts that may be earned by PDI in accordance with Section 10 of this Task Order or (ii) any expenses incurred by PDI for which Pfizer has agreed to reimburse PDI that are not included within the Program Budget.  Any such amounts will be invoiced separately by PDI and shall be payable by [***].

[***] .

If Pfizer asks that PDI add, and PDI subsequently adds additional Representatives or Managers to the Program, the monthly portion of the annualized costs set forth above for any such additional Representatives and/or Managers shall be invoiced by PDI and due and payable by Pfizer.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3.	Reconciliation

PDI shall provide a reconciliation of Program costs on a quarterly basis as follows:

•
The reconciliation of estimated salary, bonus and in-territory costs in the Program Budget will be based on the actual headcount for the period on a full-time equivalent basis versus the amounts billed, and such reconciliation will be provided [***].

•
The reconciliation of pass-through expenses will compare actual costs incurred versus the amounts budgeted and billed, and will be provided [***].  Supporting detail will be provided in a report showing actual spending at the individual Representative or field manager level.  The following estimated pass-through expenses set forth in the Program Budget will be reconciled:  Rep Access Funds, costs associated with samples (including individual Representative storage) and backfill training expenses.

If such reconciliation results in actual costs exceeding the estimates set forth in the Program Budget, then Pfizer shall be responsible for the additional costs, and if the reconciliation results in actual costs that are less than the estimates set forth in the Program Budget, then Pfizer will have the option of applying a credit to any outstanding balances or receiving a check. Any credit adjustments resulting from the reconciliation will be made to the next subsequent billings.  At the end of the Term, any unearned moneys shall be returned to Pfizer [***] of the date that the final reconciliation is completed by PDI.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

PDI, INC.	PFIZER INC.

By: /s/ Nancy S. Lurker	By: /s/ William Kennally
Name: Nancy S. Lurker	Name: William Kennally
Title: Chief Executive Officer	Title: Regional President, N. American
Established Products Business Unit

EXHIBIT A – DETAILS OF COSTS

[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B
PROGRAM BUDGET

[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C
HIRING PROFILES AND JOB DESCRIPTIONS

Full-time Representative

Job Title	Representative – Full Time
Division	Pfizer Program
Location / State	Varied
Job Category	Exempt
Job Description
A full-time Representative is needed to exemplify the values of our client which include personal commitment, integrity and teamwork. The representative will be responsible to meet or exceed established program sales and/or market share targets and call plan goals within a given geographical territory targeting primary care and specialty physicians.

Job Responsibilities
▪Consistently meet and exceed established program sales goals and market share targets within territory by delivering sales programs and utilizing effective sales techniques and promotional materials in order to influence targeted physicians.
▪Achieve daily/monthly/ quarterly sales call activity/client deliverables by gaining access to prescribing decision makers and influencing purchasing decisions
▪Possess solid knowledge and understanding of all assigned products, disease states, treatment and competitor products.
▪Maintain current and competent working knowledge of product line to educate customer and increase customer’s likeliness to prescribe the product
▪Produce high quality territory management activities, including pre-call planning, material inventory, call reports and expense reports
▪Deliver customer-focused sales presentations and utilize effective sales techniques in order to appropriately influence target physicians.
▪Develop and execute business plans to positively impact sales in territory by displaying knowledge of key customers, as well as plan, analyze and act upon sales data within geography
▪Meet call expectations for all required physician face-to-face calls
▪Build strong relationships and customer loyalty
▪Maintain strict adherence to all PDI and client compliance requirements
▪Demonstrate PDI key attributes

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Part-time Representative

Job Title	Representative – Part Time [***].
Division	Pfizer Program
Location / State	Varied
Job Category	Exempt
Job Description
A part-time Representative is needed to exemplify the values of our client which include personal commitment, integrity and teamwork. The representative will be responsible to meet or exceed established program sales and market share targets within a given geographical territory targeting primary care physicians.

Job Responsibilities
▪Consistently meet and exceed established program sales goals and market share targets within territory by delivering sales programs and utilizing effective sales techniques and promotional materials in order to influence targeted physicians.
▪Achieve daily sales call activity/client deliverables by gaining access to prescribing decision makers and influencing purchasing decisions
▪Possess solid knowledge and understanding of all assigned products, disease states, treatment and competitor products.
▪Maintain current and competent working knowledge of product line to educate customer and increase customer’s likeliness to prescribe the product
▪Produce high quality territory management activities, including pre-call planning, material inventory, call reports and expense reports
▪Deliver customer-focused sales presentations and utilize effective sales techniques in order to appropriately influence target physicians.
▪Develop and execute business plans to positively impact sales in territory by displaying knowledge of key customers, as well as plan, analyze and act upon sales data within geography
▪Meet call expectations for all required physician face-to-face calls
▪Build strong relationships and customer loyalty
▪Maintain strict adherence to all PDI and client compliance requirements
▪Demonstrate PDI key attributes

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

District Sales Manager

Job Title	District Sales Manager – Full Time
Division	Pfizer Program
Location / State	Varied
Job Category	Exempt
Client Description
A full-time District Sales Manager is needed to exemplify the values of our client which include performance with integrity, innovation, sense of urgency and passion for achievement. The District Sales Manager will be responsible for managing a team of sales representatives and meeting or exceeding established program sales and market share targets and call plan goals within a given geographical territory targeting primary care physicians and specialists.

Job Responsibilities
▪Responsible for overall staff supervision and management within given territory.
▪Maintain a fully staffed and productive district, by managing vacancies and turnover though active involvement in the recruitment and selection process.
▪Thorough understanding of Pharmaceutical Industry, account management and marketing concepts related to the promotion of primary care and specialty products.
▪Accountability for district sales objectives and manages to the development of district business objectives and business plans. Consistently meet and exceed sales goals within district.
▪Teach and lead team to utilize effective sales techniques in order to influence targeted primary care and specialty physicians.
▪Manage district to achieve sales call activity/client deliverables by helping to gain access to prescribing decision makers and influencing purchasing decisions within the primary care markets.
▪Teach and lead team to positively impact sales in district, display knowledge of key customers, plan, analyze and act upon sales and competitive data within geography.
▪Possess solid knowledge and understanding of all assigned products, disease states, treatment regimes, competitor products, market and industry.
▪Facilitate and run District Meetings and breakouts during Plan of Action Meetings.
▪Develop and coach team members by conducting meaningful field evaluations and completing FCR immediately following field ride.
▪Manage administrative responsibilities within specified timeframes.
▪Manage representative call expectations for required face to face calls
▪Proactively identify problems/opportunities and solutions for process/performance improvement.
▪Maintain strict adherence to all PDI and client compliance requirements.
▪Build strong relationships and customer loyalty.
▪Demonstrate PDI key attributes

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Regional Sales Manager

Job Title	Regional Sales Manager – Full Time
Division	Pfizer Program
Location / State	Varied
Job Category	Exempt
Client Description
A full-time Regional Sales Manager is needed to exemplify the values of our client which include performance with integrity, innovation, sense of urgency and passion for achievement. The Regional Sales Manager will be responsible to manage a team of district sales managers and sales representatives and meet or exceed established program sales and/or market share targets and call plan goals within a given geographical territory targeting primary care physicians and specialists.

Job Responsibilities
▪Provide guidance, training and direction to direct reports regarding sales strategy, call planning, call frequency, market share productivity and execution of action plans (POAs)
▪Maintain a fully staffed and productive region. Manage vacancies and turnover through active involvement in the recruitment and selection process.
▪Thorough understanding of Pharmaceutical Industry, account management and marketing concepts related to the promotion of primary care or specialty products.
▪Monitor sales data, market share, and target audience control at regional and district levels.
▪Accountability for regional sales objectives and manages to the development of regional business objectives and business plan.
▪Ensures that Regional and District budgets and expenses are managed within mandated guidelines.
▪Build and maintain client relationships in order to maximize opportunities for potential new business.
▪Develop and coach DSM’s across all core manager responsibilities and functions; completing follow up written summaries of all significant interactions including: POA meetings, business reviews with DSMs, training classes, and field rides with representatives.
▪Assess manager effectiveness by representative field rides; review all manager FCR’s
▪Possess superior knowledge and understanding of all assigned products, disease states, treatment regimes, competitor products, market and industry.
▪Successfully execute sales force effectiveness strategies.
▪Proactively identify problems/opportunities and solutions for process/performance improvement.
▪Build strong relationships and customer loyalty.
▪Maintain strict adherence to all PDI and client compliance requirements
▪Demonstrate PDI key attributes

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Training Manager

Job Title	Training Manager
Division	Pfizer Program
Location / State	NJ, NY
Job Category	Exempt
Client Description
A full-time Training Manager is needed to exemplify the values of our client which include performance with integrity, innovation, sense of urgency and passion for achievement. The Training Manager will be responsible for onboarding, new assign, ongoing training, POA meeting development, training materials and workshop development, project management as well as management development.

Job Responsibilities
▪Responsible for the following:
-Onboarding new assigns and scheduling PDI compliance training and other required representative courses
-Work with PDI U representative to build online curriculum tracking, test development and tracking
-Partner with PDI sales operations for materials coordination and meeting planning
-Developing and conducting New Assign Training as determined by client
-Design and implementation of Ongoing and Advanced Training
-Development of POA agenda, District Meeting workshops
-Participates and presents during POA, Manager’s meetings
-Coordinating with client brand leads on content and materials
-Coach and develop sales representatives during field visits providing feedback to management
-Integrates and works collaboratively with client training department
-Shares best practices regarding selling skills, territory and account management, product/disease state/competitive knowledge, industry knowledge and managed care dynamics
-Project management of training workshops and e-learning development
-Create training metrics in order to better calibrate value to client
▪Manage administrative responsibilities within specified timeframes.
▪Proactively identify problems/opportunities and solutions for process/performance improvement.
▪Develop project plans with timelines highlighting risk areas
▪Maintain strict adherence to all PDI and client compliance requirements.
▪Build strong relationships and customer loyalty.
▪Demonstrate PDI key attributes.

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

National Sales Manager
Job Title	National Sales Director – Full Time
Division	Pfizer Program
Location / State	Varied
Job Category	Exempt
Client Description
A full-time National Sales Director is needed to exemplify the values of our client which include performance with integrity, innovation, sense of urgency and passion for achievement. The National Sales Director will be responsible to manage a team of Regional Sales Managers, District Sales Managers and Sales Representatives and meet or exceed established program sales and/or market share targets and call plan goals.  The National Sales Director is the point of contact with the client and is responsible to ensure that budget is managed and strategy is executed and achieved through effective leadership of the PDI team.

Job Responsibilities
•High level of client interaction
•Build relationships internally with matrix team and externally with client
•Use negotiation tactics to maintain effective relationship that resolves issues among multiple stakeholders
•Anticipate client needs or potential conflicts and proactively problem solve for the solution that best balances client needs and client relationship
•High level of business acumen including ability to build solid business plans based on analysis of key performance metrics and understanding of market place issues/opportunities
•Strong foundation of customer focused consultative selling skills
•Knowledge of managed care and other health care related current events
•Understanding of pharmaceutical marketing principles
•Demonstrated ability to execute a talent strategy of hiring, assessing, developing people and succession planning
•Strong performance management; ability to make difficult decisions
•Create an environment that enables the program’s Regional Sales Managers, District Sales Managers and Sales Representatives to achieve greater results in alignment with client expectations
•Define program performance indicators and assess skills and competencies of sales team to meet/exceed expectations and contractual requirements; diligently monitor performance metrics
•Efficiently manage budget and resources within the scope of the PDI business model and expense policy guidelines
•High level of integrity and adherence to all compliance guidelines
•Demonstrated ability to learn product/disease state information
•Proven relationship management, account/business development skills
•Maintain a fully staffed and productive field-force. Manage vacancies and turnover through active involvement in the recruitment and selection process.
▪Develop and coach RSM’s across all core responsibilities and functions, and complete follow up written summaries of all significant interactions: POA meetings, field-rides, training classes, and business reviews with RSMs
▪Demonstrate PDI key attributes

Job Requirements	[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

ORGANIZATIONAL CHART OF PDI FOR OPERATIONAL PHASE

Nancy Lurker
CEO

(***)	Rich Micali	Jeff Smith
	SVP, Sales Services	CFO

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E
LIST OF TERRITORIES

[***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F

PDI Drug Screening Policy

PDI, Inc.
A.      Acknowledgment and Consent Form

I acknowledge that I have received and read a copy of the Company’s substance abuse policy statement, and agreed to abide by its items

If applying for a position with the Company, I understand and agreed that I must, as a condition of employment, satisfactorily complete a urinalysis to determine the presence of controlled substances.

When required to submit to a Drug Test pursuant to the Company’s Policy.  I certify that the specimen to be provided will be my urine and that it will be voluntarily given for the purpose of controlled substance urinalysis testing.  I authorize any physician or medical facility retained by the Company to collect samples as required and to provide test results and evaluations to Company management.  If test results are positive, they will be reviewed by our Medical Review Officer and discussed with the applicant.  If results are verified as positive, the applicant will be considered ineligible for employment with the Company at that time.

If employed by the Company, I recognize and agree that the Company may exercise its rights without prior warning or notice to conduct inspections of its property (including but not limited to files, lockers, desks and vehicles) and in certain circumstances any personal property.

I understand that if the results of substance screening or inspections indicate that I have violated the Company’s rules on controlled substances or alcohol, or if I am otherwise in violation of the Company’s substance abuse policy, I will be subject to disciplinary action up to and including immediate discharge.

_________________________________________________________________________
SIGNATURE

_________________________________________________________________________
DATE

_________________________________________________________________________
SIGNATURE OF COMPANY REPRESENTATIVE

_________________________________________________________________________
DATE

(To be signed at time of receipt of the Substance Abuse Policy Statement and in the presence of a company representative)

PDI, Inc.

Substance Abuse Policy Statement
(For Applicants and Employees)

I.	Statement of Purpose

We at PDI, Inc., (Hereinafter “PDI”), have a vital interest in ensuring safe, healthful and effective working conditions for our employees.  The unlawful or improper presence or use of controlled substances or alcohol in the workplace, during work time, and while engaged in Company activities conflicts with these vital interests.  For these reasons, we have established, as a condition of employment and continued employment with PDI, the following substance abuse policy.

This policy statement is a summary of our substance abuse program.  A copy of our complete policy may be obtains through the Human Resources Department.  Questions regarding the meaning or application of this policy should be directed to the Human Resources Department.  This policy represents management guidelines only and should not be interpreted as a contract of employment.

II.Substance Abuse Policy

A.Prohibition of Unlawful or Unauthorized Presence of
               Controlled Substances and Alcohol in the Workplace

The unlawful or unauthorized manufacture, distribution, dispensation, possession, or use of a controlled substance or alcohol is absolutely prohibited on PDI’s premises, in PDI’s vehicles, in personal vehicles while engaged in PDI activities, on PDI’s time, or while engaged in PDI’s activities.

B.Prohibition of Working or Reporting to Work “Under the Influence”

No employee shall work, report to work, or be present on PDI’s premises, in PDI’s vehicles, in personal vehicles while engaged in PDI’s activities or otherwise engaged in PDI’s activities while “under the influence” of a controlled substance, alcohol or any substance which could compromise job performance or safety.  This includes the use of prescription and over-the-counter drugs not used in accordance with the prescription directions.

C.Reporting the Use of Any Controlled Substances Which Significantly Affects Safety or Performance

1.
An employee using or under the influence of a substance which could affect job performance or safety has an obligation to inquire and determine whether the legal substance he or she is taking may or will compromise his or her ability to safety and efficiently perform his or her job duties.

2.	If the employee is using such a substance, the employee is required to obtain a written statement of any work restrictions from his or her physician.

3.
Any such information must be reported to the employee’s immediate supervisor prior to commencing work under the influence of any such substance, without disclosing the identity of the substance.  Employees using any substance prescribed by a licensed physician must present the controlled substance in its original container, for review by the Medical Review Officer (“MRO”), identifying the controlled substance, dosage, date of prescription, and authorizing physician.

D.Controlled Substance and Alcohol Testing Required

All applicants extended a conditional offer of employment must successfully complete a controlled substance test as a condition of employment.

When there is reasonable suspicion to believe an employee reported for work impaired, or whose performance/behavior suggests the use of alcohol or drugs, the employee will be subject to substance screening.  All employees must sign an acknowledgement and consent form as a condition of continued employment.

Details concerning our testing program are contained in our complete policy and are available through the Human Resources Department.

E.Required Signing of Forms

Prior to any testing under this policy, applicants will be required to sign an Acknowledgement and Consent Form.  All applicants have the right to refuse to undergo controlled substance testing.  However, applicants refusing to sign the Acknowledgement and Consent Form will not be permitted to continue the employment process.  Employees must sign the Acknowledgement and Consent Form as a condition of continued employment.

F.Confirmation and Review of Test Results

A gas chromatography/mass spectrometry or other equally reliable test will confirm all positive test results.  If the test is confirmed positive, the MRO will review the test results to determine whether there is any legitimate explanation for the positive test result.  Individuals testing positive will be given an opportunity to discuss with the MRO any legitimate reasons for testing positive, the MRO will report the results to Management as a verified positive test result.  In such cases, applicants will be considered ineligible for employment with the Company at that time.

G.Inspections of Company Property

To control shortages, theft, and to locate missing items, inspections of work and personal areas may be conducted at any time.  Similarly, the Company may conduct unannounced random inspections for controlled substances or alcohol on Company facilities and property such as, but not limited to, Company vehicles, desks, file cabinets, in which the Company retains a copy of the key or the combination, etc.  Employees are expected to cooperate in the conduct of such inspections.  Inspections of Company facilities and property may be conducted at any time and do not have to be based on reasonable suspicion.

H.Inspections of Employees Property

Inspections of employees and their personal property such as, but not limited to, vehicles, clothing, packages, purses, brief cases, lunch boxes, or other containers brought on to Company premises may be conducted when there is a reasonable suspicion to believe that the employee (1) is under the influence of a controlled substance or contraband, (2) has stolen articles, or (3) is otherwise in violation of this policy.

I.Compliance as a Condition of Employment

Full compliance with the foregoing policies by a PDI/Parallax employee is a condition of employment and continued employment at PDI.

J.Sanctions for Violation of Substance Abuse Policy

Violation of this substance abuse policy shall subject the employee to discipline up to and including immediate discharge.

K.Required Participation in Controlled Substance or Alcohol Rehabilitation

At the discretion of the Company, any employee who violates this policy may be required, in connection with or in lieu of disciplinary sanctions, to successfully participate in and complete a Company approved controlled substance or alcohol assistance or rehabilitation program.

Exhibit G

Grid Outlining Pfizer’s and PDI’s Training Responsibilities under the Program

Responsibility	Task
Pfizer	Training Materials; create and maintain inventory
Pfizer	Selling Platform
Pfizer	Managed Care Training
Pfizer	Expenses associated with training; travel, accommodations, materials
Pfizer	New Hire Training to be held at Pfizer Training Center; Rye Brook
Pfizer	Pfizer required compliance training
Pfizer	Facilitate selling certifications with PDI
PDI	PDI required compliance training; expense reporting policies
PDI	Drug Screen
PDI	Training Manager conducts and manages new hires through home study
PDI	Territory and Sales Analysis
PDI	Sales Force Automation
PDI	Training Manager presence at new hire class
PDI	Facilitate selling certifications with Pfizer
PDI	Ongoing product and disease state knowledge training
PDI	Coordinate use of PDI's LMS for compliance and testing requirements
PDI	Continued management development and training